                                                                    EXHIBIT 10.1

                        A G R E E M E N T  O F  S A L E

The undersigned, hereinafter designated as the Purchaser, hereby offers and agrees to purchase land and premises situated in the City of Dearborn, County of Wayne, State of Michigan described as follows: Full legal description to be furnished by Seller at time of delivery of title commitment: more commonly known as: 10200 Ford Road.

Together with all improvements and appurtenances, if any; and to pay therefore the sum of:

         FOUR HUNDRED FIFTY THOUSAND AND 00/100 ($450,000.00) DOLLARS

                THIS SALE IS TO BE CONSUMMATED BY NEW MORTGAGE:
                -----------------------------------------------

     1. The delivery of the usual Warranty Deed conveying a marketable title, subject to Purchaser's ability to obtain an acceptable mortgage from a financial institution of Purchaser's choice. Additionally, delivery of a Bill of Sale and any other conveyancing documents with respect to systems in place as of August 30, 1999, as shown in Exhibit I.

                         COMMITMENT FOR TITLE POLICY:
                         ----------------------------

     2. The Seller shall deliver to the Purchaser as soon as the contingency period expires, a complete commitment for a policy of title insurance issued by Land America-National Division, Troy, Michigan for an amount not less than the purchase price hereunder, guaranteeing title in the condition required herein, without standard exceptions and with such endorsements as may be required by Purchaser's lending institution.

                    TIME OF CLOSING - PURCHASER'S DEFAULT:
                    --------------------------------------

     3. If this Offer is accepted by the Seller, and if title can be conveyed in the condition required hereunder, the Purchaser agrees to complete the sale within thirty (30) days after waiver or completion of all contingencies. In the event of default by the Purchaser hereunder, the Seller may, as his sole remedy, declare a forfeiture hereunder and retain the deposit as liquidated damages.

                     TITLE OBJECTIONS - SELLER'S DEFAULT:
                     ------------------------------------

     4. If objection to the title is made, based upon a written opinion of Purchaser's attorney that the title is not in the condition as required for performance hereunder, the Seller shall have thirty (30) days from the date he is notified in writing of the particular defects claimed, to either (1) remedy the title; (2) obtain title insurance as required above; or (3) refund the deposit in full termination of this Agreement if unable to remedy the tile or obtain title insurance. If the Seller remedies the title or shall obtain such title policy within the time specified, the Purchaser agrees to complete the sale within ten (10) days of written notification thereof. If the Seller fails to remedy the title or obtain such title insurance or to give the Purchaser the above written notification within said thirty (30) days, the deposit shall be refunded forthwith in full termination of this Agreement.

                                  POSSESSION:
                                  -----------

     5. The Seller shall deliver and the Purchaser shall accept possession of said property at the time of closing, subject to the right of tenants as follows: No tenants unless mutually agreed to by Seller.

                                OWNER OCCUPIED:
                                ---------------

     6. If the Seller occupies the property or any part thereof, it shall be vacated on or before date of closing unless mutually agreed upon by Purchaser and Seller, and deliver the premises in the condition required herein, with Seller to properly remove and dispose of all equipment, stocks, scrap, debris, etc.

                             ENCUMBRANCE REMOVAL:
                             --------------------

     7. Any existing encumbrances upon the premises which the Seller is required to remove under this Offer may be paid and discharged with the purchase money at the time of the consummation of the sale, or if the Purchaser elects, assumed with abatement of the purchase price.

                            TAXES; PRORATED ITEMS:
                            ----------------------

     8. All taxes and assessments which have become a lien upon the land at the date of this agreement shall be paid by the Seller except current taxes, if any, shall be prorated and adjusted as of the date of closing. Taxes shall be prorated on a due-date basis.

                            BROKER'S AUTHORIZATION:
                            -----------------------

     9. The undersigned broker is hereby authorized to present this Offer to the Seller and retain the deposit under the provisions of the statutes of the State of Michigan. The deposit money in the amount of Ten Thousand and 00/100 ($10,000.00) Dollars, and shall be credited upon the purchase price if the sale is completed.

                               ACCEPTANCE TIME:
                               ----------------

     10. In consideration of the Broker's assistance to the Purchaser in the preparation of this Offer and of his presentation thereof for the Seller's acceptance, the Purchaser agrees that this Offer is irrevocable for five (5) days from the date hereof, and if it is not accepted by the Seller within that time, the deposit shall be returned forthwith to the Purchaser.

                                CLOSING PLACE:
                                --------------

     11. The closing of this sale shall take place at the office of the undersigned broker, or at a mutually acceptable location.

                                   NOTICES:
                                   --------

     12. All notices, deliveries or tenders given or made in connection herewith shall be deemed completed and legally sufficient, if mailed or delivered to the respective party for whom the same is intended at his address herein set forth.

     13. Payment of the purchase money shall be made at closing in cash or certified check.

     14. The pronouns and relative words herein used are written in the masculine and singular only. If more than one join in the execution hereof as Seller or Purchaser, or either be of the feminine sex or a corporation, such words shall be read as if written in plural, feminine or neuter, respectively. The covenants herein shall bind the heirs, personal representative, administrators, executors, assigns and successors of the respective parties.

                            ADDITIONAL CONDITIONS:
                            ----------------------

     15. Purchaser shall have one hundred eighty (180) days after receipt of fully accepted Offer (the "contingency period") to inspect and obtain the following items, at Purchaser's sole and absolute discretion:

          a. An acceptable mortgage commitment from a financial institution of Purchaser's choice.

          b. Purchaser's physical inspection and satisfaction in its sole discretion of all aspects of the Property.

          c. Purchaser's satisfaction with the results of an Environmental investigation of the Property. Seller will reimburse Purchaser for fifty percent (50%) of the cost to obtain a Baseline Environmental Assessment (BEA) approved by the MDEQ and satisfying Purchaser's "due care" obligations. The BEA contract and the consulting firm must be approved by both parties to this agreement.

          d. Purchaser's satisfaction that the governing municipalities will allow the property to be used for Purchaser's intended use.

          e. Purchaser accepts the building and property "as is," except that Seller agrees to:

               i) Property backfill and install satisfactory concrete surface over pit;
               ii) Power wash and otherwise clean all floors, walls, blacktop and pads to standards recommended by the environmental consultant providing the BEA;

               iii) Repair office air conditioning systems; and
               iv) Remove all tanks, equipment, tools, furniture, scrap and debris, etc. from the premises except for the Clever-Brooks Boiler, in conformance with applicable environmental regulations, and except for items listed in Exhibit I.

          f. Purchaser's receipt of all necessary Certificates of Occupancy for its intended use.

If Purchaser is unable to satisfy himself of the contingencies, at Purchaser's sole discretion outlined in Subparagraphs (a) thru (f) inclusive, he shall notify Seller in writing within the time limits set forth and this Purchase Agreement shall be terminated and no longer in effect, all deposit monies shall be refunded to the Purchaser forthwith, and the parties hereto shall have no further obligation or liabilities to the other.

     16. Seller represents and warrants that there are no pending or existing lawsuits other than disclosed in Section 27 of this Agreement and is not aware of any lawsuits or litigation covering the subject property and further holds Purchaser harmless from the same.

     17. Seller to supply, at his sole cost and expense, an ALTA survey of the subject property showing all easements and structures of the subject property, as certified to Purchaser, its lending institution and the title company. Said survey to be delivered to purchaser no later than forty-five (45) days prior to closing.

                               "SUPERFUND" ACT:
                               ----------------

     18. To the best of Seller's knowledge, no adverse environmental conditions exist except with respect to items delineated in the Environmental Consulting & Technology, Inc. environmental report issued as of May 3, 1993. Seller agrees to indemnify and hold Purchaser harmless of, from and against any and all loss, liabilities, costs, damage or expense, including reasonable attorney's fees, resulting from a breach of any warranty or misrepresentation under this Section 18, which indemnity shall survive the closing of this Agreement.

It is further understood and agreed that Signature Associates has made no representation as to any hazardous and/or toxic waste issues, and both parties hereby release Signature Associates from any liability.

                                REPRESENTATION:
                                ---------------

     19. Seller warrants and represents that it has the authority to accept this Agreement of Sale and that it now holds the title to the property to be conveyed.

                             ADDITIONAL DOCUMENTS:
                             ---------------------

     20. Each party agrees to execute any additional documents reasonably requested by the other to carry out the intent of this Agreement.

                      HOLD HARMLESS AND INDEMNIFICATION:
                      ----------------------------------

     21. The Purchaser agrees to indemnify and hold Seller harmless from any claims, suits, damages, costs, losses and any expense resulting from and out of Purchaser's or its officers, directors, agents and/or employees occupancy, possession, use and ownership of the property herein during the time the Purchase Agreement is in existence. The Seller agrees to indemnify and hold Purchaser harmless from any claims, suits, damages, costs, losses and any expenses resulting from and arising from and out of the negligence of its officers, directors, agents and/or employees during the time the Purchase Agreement is in existence due to negligence of its officers, directors, agents and/or employees.

                  SURVIVAL OF REPRESENTATION AND WARRANTIES:
                  ------------------------------------------

     22. The representations and warranties as set forth in this Agreement shall be continuing and survive the Closing.

                            DATE OF THIS AGREEMENT:
                            -----------------------

     23. For purposes of the transaction contemplated by this Agreement, the "Date of this Agreement" is the date of acknowledgment of the signature of the last party to sign this Agreement.

                                   HEADINGS:
                                   ---------

     24. The headings of this Agreement are for purposes of reference only and shall not limit or define the meaning of the provisions of this Agreement.

                       SATURDAYS, SUNDAYS AND HOLIDAYS:
                       --------------------------------

     25. Whenever in this Agreement it is provided that notice must be given or an act performed or payment made on a certain date, and if such date falls on a Saturday, Sunday or holiday, the date of the notice of performance or payment shall be the next following business day.

                                    WAIVER:
                                    -------

     26. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver be a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

                            NO ADVERSE INFORMATION:
                            -----------------------

     27. Seller shall provide summaries of judicial proceedings to Purchaser within ten (10) days of the date of the Purchase Agreement and Seller shall pay all sums due and obtain all appropriate discharges at/or prior to closing.

                                EMINENT DOMAIN:
                                ---------------

     28. If before closing all or any part of the real estate is taken by eminent domain, Purchaser may terminate this Agreement. If Purchaser terminates, neither Seller nor Purchaser shall have any further obligation to the other and the earnest money deposit will be promptly returned to Purchaser. If Purchaser does not terminate, this Agreement will remain in effect and Seller will assign to Purchaser all of Seller's rights to received any awards that may be made for such taking.

                                 COOPERATION:
                                 ------------

     29. The parties hereto agree to cooperate with each other in every reasonable way in carrying out the transaction contemplated hereby, in obtaining and delivering all required closing documents.

                                     RISK:
                                     -----

     30. All risk of loss or damage to the property shall be upon Seller until closing is made therefore.

                                    ACCESS:
                                    -------

     31. Seller represents and warrants that there exists access to the Premises for vehicular and pedestrian ingress and egress from public roads and there does not exist any fact or condition which would result in the termination or impairment of that access.

     32. This offer to Purchase has been prepared for submission to your attorneys for approval. No representation or recommendation is made by Signature Associates as to the legal sufficiency, legal effect or tax consequences of this Offer to Purchase or the transaction relating thereto; the parties shall rely solely upon the advice of their own legal counsel as to the legal and tax consequences of this Offer to Purchase. All Purchasers of real estate should have their title examined by an attorney.

     33. The Purchaser and Seller agree that the Broker and/or Real Estate Agent has fully disclosed any knowledge that he has or should have concerning possible toxic and hazardous material or substance on or about the subject property, and the purchaser acknowledges that he has made a competent inspection of the property or that he has been given the opportunity to make a competent inspection, and the Purchaser and Seller do hereby release the Broker and/or Real Estate Agent from any liability concerning toxic and hazardous material or substance on said subject property. The Purchaser and Seller, each hereby expressly waive any claim whatsoever against the Broker and/or Real Estate Agent before or after the closing of this transaction arising out of or in connection with any of the foregoing.


IN THE PRESENCE OF:           PURCHASER: DEMONTE FABRICATING, LTD.


________________________      By:  /s/ Walter P. DeMonte
                                  -------------------------
                                       Walter P. DeMonte

________________________      Its:  President
                                  -------------------------

Date: 9/7/99   Address: 4975 8 Concession Road, RR# Maidstone, Ontario, N0R 1K0,
      ------            --------------------------------------------------------
Canada
------



                      BROKER'S ACKNOWLEDGMENT OF DEPOSIT:
                      -----------------------------------

Received from the above named Purchaser the deposit money above mentioned which will be returned forthwith if the foregoing Offer is not accepted within the time above set forth.

Signature Associates, Inc., One Towne Square, Suite 1209, Southfield, Michigan 48076 (248) 948-9000

                                    By:  /s/ Brad M. Viergever
                                         ---------------------
                                             Brad M. Viergever

                                    Its: Associate Broker
                                         ----------------

                             ACCEPTANCE OF OFFER:
                             --------------------

TO THE ABOVE NAMED PURCHASER AND BROKER

The foregoing Offer is hereby accepted and the Seller agrees to sell said premises upon the terms stated.

The Seller hereby agrees to pay the Broker for services rendered and for value received a commission of six (6%) percent of the sale price, which shall be due and payable upon the consummation of the sale. If the sale is unconsummated, as a result of Seller's or Purchaser's failure, inability or refusal to perform the conditions of this Offer, and the deposit is forfeited to the Seller under the terms of said offer, the Seller agrees that one-half of such deposit (but not in excess of the amount of the full commission) shall be paid to or retained by the Broker in full payment for services rendered.

By the execution of this instrument, the Seller acknowledges the receipt of a copy of this Agreement.

IN THE PRESENCE OF:                      SELLER:

                                         By:  /s/ Robert W. Truxell
__________________________                    -------------------------
                                                  Robert W. Truxell

__________________________               Its:  Chairman
                                              -------------------------

Date: 9/8/99     Address:  10200 Ford Road, Dearborn, Michigan 48126
     -------               --------------------------------------------


                    PURCHASER'S RECEIPT OF ACCEPTED OFFER:
                    --------------------------------------

The Purchaser hereby acknowledges the receipt of the Seller's signed acceptance of the foregoing Offer to Purchase.

                              PURCHASER: DEMONTE FABRICATING, LTD.


Date: 9/13/99                 By:  /s/ Walter P. DeMonte
     --------                      ------------------------------------
                                       Walter P. DeMonte